Slide 1

ENER1, INC.

ENERGY FOR THE FUTURE

Presentation

March 2007

Slide 2

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the immediate need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1’s annual report on Form 10-KSB as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Corporate Strategy

- Ener1 is an alternative energy technology company
- EnerDel – advanced battery technology
- Li-ion batteries for hybrid electric and plug-in hybrid electric vehicles
- Positioned to benefit from major shift by HEV and PHEV manufacturers from nickel to high-power Li-ion batteries in 2008 – 2009
- Domestic supplier for U.S. automotive industry
- Additional applications for military, asset tracking and industrial batteries
- EnerFuel – advanced fuel cell technology
- Commercial products for launch in 2007
- Providing sustainable energy source in remote locations
- Developing high temperature fuel cells – industry pioneer

Slide 4

Group Corporate Structure

[Picture showing corporate ownership structure]

•	Ener1 Group owns 85.4% of Ener1

•	Ener1 owns 80.5% of EnerDel (Lithium Batteries)

•	Ener1 owns 100.0% of EnerFuel (Fuel Cell)

•	Ener1 owns 100.0% of NanoOwner (Nanotech R&D)

•	Ener1 owns 42.0% of EnerStruct (Energy Apps)

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Lithium Will Increase HEV Sales

•	Comparison of Lithium and Nickel Batteries:

- Energy density: Superior, 2-3x
- Power: Superior, 2x
- Cycle life: Superior, 2-3x
- Safety: Equal
- Reliability: Superior
- Cost: Superior, Meets OEM targets
- Low temperature mode, Superior, 1.5x
- Recyclability: Equal
- Environmental friendliness: Equal
- Weight: Superior, 0.6x
- Size: Superior, 0.4x

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EnerDel Li-Ion vs. NiMH HEV Pack

•	Over 35% reduction in weight

•	Over 55% reduction in size

•	[Picture comparing size of EnerDel Li-ion pack for HEV (15 liters / 23 kg) to NiMH pack in today’s HEV (36 liters / 36 kg)]

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EnerDel’s Competitive Advantage

- The EnerDel Li-ion battery is superior to competition
- Product design – flat stacked vs. wound design
- Proprietary materials – nano phase
- Low costs – materials and labor
- Surpassed testing requirements of USABC
- Power
- Energy
- Life
- Temperature performance
- U.S.-based manufacturing – Indianapolis
- Extensive industry expertise and strategic relationships
- Battery pack engineering team from Delphi
- Experienced management team with product launch experience
- Manufacturing engineering at EnerStruct from Japan

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Superior High Rate/Thermal Performance

•	[Picture of Competitor 2.3Ah Cell at 66.7 degrees Celsius with 30A Continuous Discharge versus EnerDel 2Ah Cell at 33.0 degrees Celsius with 80A Continuous Discharge]

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EnerDel – U.S.-based Supplier

- Indianapolis facility for battery cell and pack manufacturing
- 68,000 ft2 of RD and pilot production plant
- Capacity ~300k packs/year
- Automated production
- Proximity to customers – engineering and marketing interaction

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Li-ion Battery Market Drivers

- Toyota leading conversion to HEVs
- HEVs will constitute 80% of all vehicles sold by 2015, according to Booz Allen Hamilton
- Toyota leading conversion to Li-ion batteries
- Detroit taking aggressive steps
- Mandate to reduce energy bill and carbon dioxide emission
- Li-ion battery market for HEV / PHEV / EV will grow substantially 2010 – 2015
- 15 HEV models in 2007 è 65 HEV models 2011
- [Photographs of Toyota Prius, Lexus RX 400h, Lexus GS 450h and Honda Civic]

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EnerFuel Strategy

• Already commercializing critical fuel cell components and providing services for industry customers
- Immediate revenues
- Developing proprietary commercial fuel cell products for 2007 market launch
- Long term, developing high temperature fuel cells and membranes
- Stationary applications
- Transportation applications

Slide 12

EnerFuel Timeline

- Services and products that build on each other
- Immediate sales subsidize R&D of products for multi-billion markets
- Diversified product line reduces market risks
- Stacked Bar Timeline Graphic:
- High Temperature MEA (2009 — 2010)
- FC System & Integrated Products (mid-2008 to 2010)
- Modular Stack (late 2007 – 2010)
- Low Temperature FC and Integrated Products (Sensors) (2007 – 2010)
- System Components (Humidifier) (late 2006 – 2010)
- Government Contracts and Grants (2006 – 2010)
- Engineering and Testing Services (2006 – 2010)

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Fuel Cell Competition

• Competitors are mainly pure stack or pure membrane companies
- Stack competitors: Ballard, Plug Power, ReliOn
- Membrane competitors: Gore, DuPont, Asahi Glass, PEMEAS
- EnerFuel works with both stacks and membranes – optimizes both in ways competition cannot
- There is little competition in the affordable commercial fuel cell product category

Slide 14
Commercial Programs

- Developing proprietary fuel cell commercial products
- Fuel cell’s advantage – providing long term energy source in remote locations
- Expect to launch the first commercial product during 2007
- EnerFuel has invented a proprietary chemical hydride process, which produces hydrogen for fuel cells through chemical reactions
- Solves the issue of the availability of safe and reliable hydrogen supply
- On the market concurrent with the fuel cell commercial product
- Florida Hydrogen Initiative commencing in May 2007
- Developing fuel cells for DOD under the American Science and Technology contract – already in progress

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Humidifier – Market Entrance

- Launched in June 2006
- 1.2kW humidifiers selling through www.fuelcellstore.com
- Buyers – major fuel cell integration companies
- Customers include IdaTech, Hydrogenics, Cellex
- Modest market opportunity, but creates brand equity and brings in immediate revenues

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Commercial Fuel Cell Products

• Commercial products that require long term energy in remote locations
- Cameras
- Remote sensors – weather, tsunami, earthquake
- Backup power
- Why fuel cells?
- Longer lasting and providing more energy than batteries
- Cheaper and lighter than solar cells; not dependent on sunlight

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High Temp Fuel Cell and Membrane

- Industry moving to high temperature cells
- Potential reduction in cost, volume and complexity
- High temp fuel cells – level playing field for EnerFuel
- Strong internal expertise and capabilities (fuel cell and membrane)
- Pioneer in the area – no need to catch up with “big guys”
- High sales potential
- Estimated $100 to $200 billion eventual market
- Replacement of internal combustion engine
- EnerFuel plan
- Two years of R&D
- Early sales of end products – backup and emergency power
- Graduation to larger sales to OEMs – automobiles

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Management

Name; Title; Experience

Peter Novak; Founder, CEO and CTO; Directed development of lithium batteries since 1998,Doctorate in solid-state chemical physics

Ajit Habbu; CFO; CFO of $1.5 billion division of IBM, CFO of Recall Corporation

Ulrik Grape; Executive VP and President of EnerDel; Member of management team of successful Li-ion battery start-up and IPO, Sales and Marketing Director/VP U.S. of Danionics, International lithium battery company

Naoki Ota; COO of EnerDel; Co-founder and executive with Qualion, manufacturer of batteries for medical implants and aerospace applications

Rex Hodge; Executive VP and President of EnerFuel; Founder/CEO of Anuvu, developer of fuel cells for automotive applications, Project and Design Engineer for rockets and fuel cells at Aerojet Propulsion Division of GenCorp

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Highlights

• Automotive is moving to HEV and PHEV and Toyota is leading the market
- Li-ion battery is critical to success of HEV and PHEV
- EnerDel battery advantages in power, safety and longevity
- Fuel cell commercial products now and high temperature fuel cells in the future
- Domestic manufacturing
- Strategic relationships with Japanese battery and U.S. automotive suppliers
- Experienced management team-

Slide 20

Selected Stock Market Data*

• Trading symbol: ENEI.OB
- 52-week trading range: $0.18 – $0.44
- Recent price: $0.25
- Average daily trading volume: 176,670
- Market cap: $110 million
- Shares outstanding: 439 million
* Source: Yahoo Finance

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ENER1, INC.
ENERGY FOR THE FUTURE
Alternative Energy Technology Company
ENEI.OB

March 2007